Portions of this Exhibit 10.6 have been excluded because they are both
(i) Not material and (ii) would be competitively harmful if publicly disclosed

PRIVATE AND CONFIDENTIAL

01 April 2022 ("Effective Date")

Dear Sirs

Engagement Letter – IoT Business Process Outsourcing Services

1. Introduction

1.1. This engagement letter, together with the enclosures referred to herein, sets out the terms upon which QBS System Limited ("The Service Provider", "we", "us" or "our") are to act in connection with the provision of professional services to [redacted] ("the Client", "you" or "your").

2. Our Responsibilities and Service Scope

2.1. The Client shall note that those matters for which the Service Provider shall not be responsible include (but are not limited to):

a) outsourcing technical consultants (Consultant) for flexible assignments of the Clients,
b) recruiting, training, team building of Consultants, and managing related administrative work,
c) providing advice regarding product development and technology matters within the Service Scope,
d) providing advice on marketing initiatives,

2.2. The Service Scope include:
a) hardware integration,
b) device management,
c) device connectivity,

2.3. Any variations to the scope of the Engagement will be agreed by the Service Provider in writing and, unless a further engagement letter is issued, will be subject to the terms of this engagement letter.

3. Statement of Resource

3.1. As requested from time to time by the Client, the Service Provider provides a Statement of Resource ("Statement") specifying the number of personnel, resource occupied for each personnel and rate. Client should confirm the Statement.

3.2. If not otherwise specified in Statement, Statement shall be effective for no less than one year. The Client should have an option to fund Proof of Concept ("POC").

3.3. If not otherwise specified in Statement, The Client can reduce or cancel the manpower resource commitment on an effective Statement with three month written notice.

4. Our Fees

The fixed price fee for this agreement is **HK$**[redacted]

4.1.Backend Developer & System Analyst Fees:
Developer & Analyst project support start from 01 April 2022 to 31 March 2023.

4.2.Management Service Subscription Fee:

Service Provider will charge the Client Management Service Subscription Fee amount to [redacted] of Backend Developer Fees after executing a Statement.

5. Invoice and Payment:

The Service Provider shall bill the Client on quarterly basis and send an invoice. The Client shall make the payment within 90 days from receipt of the invoice. If the Client does not make the payment on time then the Service Provider reserves rights to put the Service on hold until the payment has been made.

6. Term

The period of validity of the terms of this Agreement shall begin on the Effective Date and duration of this Agreement shall be one year.

This agreement will automatically renew at the end of each term for a further term of one year unless either party gives the other written notice of termination at least 30 days prior to the end of the relevant term.

7. Liability and indemnity

7.1.The Service Provider will perform the Services with reasonable skill and care and acknowledge that it will be liable to the Client for proven losses, damages, cost or expenses ("losses") caused by the Service Provider's negligence.

7.2.Unless and to the extent that they have been finally and judicially determined to have been caused by the fraud, willful default, negligence or breach of contract of the Service Provider, the Client shall indemnify on demand and hold the Service Provider harmless against all third party actions, claims, proceedings and losses whatsoever and howsoever arising from, or in any way connected with, the Engagement.

7.3.Nothing in Section 7 shall exclude or restrict the liability of the Service Provider for fraud or dishonesty or otherwise to the extent that it cannot do so by law.

7.4.The Client agrees that it has fully considered the provisions of this section and all the other provisions of this letter (including the General Terms and Conditions of Business at Schedule 1) and it agrees that it is reasonable in the light of the factors relating to the Engagement.

8. Terms

8.1. A copy of the Service Provider's General Terms and Conditions of Business is attached at Schedule 1. These General Terms and Conditions, together with the other Appendices referred to herein, form part of this engagement letter (together with the "Engagement Terms"). Should any of the General Terms and Conditions conflict with any of the other Engagement Terms set out or referred to herein, the letter will prevail.

8.2. It is expressly agreed and understood that the Engagement Terms apply to all Services, whether such services are performed before or after the signing of this letter. The Engagement Terms will remain in place and fully effective until varied or replaced by a written agreement between both the parties.

8.3. The Service Provider should be grateful if the Client could confirm its agreement to the Engagement Terms by signing and returning to the Service Provider the attached copy of this letter. In any event, Client's continuing instructions will amount to an acceptance of the Engagement Terms.

Yours faithfully

THE SERVICE PROVIDER

/s/ Gray Wong

Signature of director

Name (Print): Gary Wong

I hereby confirm that the Service Provider is authorized to carry out the Engagement in accordance with the Engagement Terms referred to herein. In particular, the limits of the liability of the Service Provider are understood, noted and agreed.

Executed by CLIENT

/s/ Denny Wong

Signature of director

Name (Print): Denny Wong

Schedule 1

1. Overview

Please read the following terms and conditions ("Terms and Conditions") together with the Engagement Letter ("Engagement Letter"). The Engagement Letter and the Terms and Conditions are hereinafter referred to as the agreement (the "Agreement"). The terms and conditions apply to the services provided by the Service Provider (hereinafter referred to as "the Service") as stipulated in this Agreement and constitute the terms and conditions of the Service Provider to provide the Services to the Client.

2. Service Provider's fees and invoices

The Service Provider strive to provide the most efficient workforce and determine the number of its employees according to the nature for their tasks. The Service Provider collects its service fee during the task. Any fees agreed by the Client is based on the assumption that the data required to perform the Service is available within the specified time schedule and that the administrative staff and personnel of the Client are in place during the term of this Agreement. In the event of delays beyond Service Provider's control or other unforeseen problems, the fee may increase.

3. Service Provider's responsibility to the Client

The nature and content of any advice/work provided by the Service Provider is restricted to the scope of Service Provider's Services. The quality of the work is limited to the quantity and accuracy of the data provided to the Service Provider.

The specific advice/work provided by the Service Provider is for Client's use only, not for other purposes, and for different purposes. If the Client use the data for other purposes or other circumstances, the Service Provider is not responsible for this.

Unless the Client has stipulated communication method, the Service Provider may communicate via the Internet or other electronic media or provide data in electronic form. Due to the inherent risks of transmitting data electronically over the Internet, the Service Provider cannot guarantee the security and integrity of any e-mails or data that it sends or that the Client accept in connection with this Service. Although this is Service Provider's policy, it use anti-virus software to check its e-mail and other electronic data, but Service Provider can't guarantee that transmission or other electronic data will be virus free.

The Client agree that if the Service Provider work with it, the Service Provider may need to connect to with our system through the Client's internal network.

4. Your responsibility to Service Provider

In order to enable the Service Provider to complete its committed Services, the Client agree to provide complete, accurate and timely information to the Service Provider and the Client and its employees assume this responsibility.

5. Conflict of interest

The Service Provider provide a wide range of services to large number of customers. The Client may think that this may cause conflicts of interest. Although Service Provider have established procedures to identify such issue, but it may not identify all existing or possible conflict because it is difficult for it to judge whether the conflict of interest has arose. The Client, therefore, should have an obligation to inform the Service Provider the conflicts that have been identified and when the conflict may affect the Service.

In case of conflict of interest, the Service Provider believe that it can protect the client's interests by implementing appropriate procedures.

The Service Provider will not use the Client's confidential information for the benefit of third parties.

The Service Provider will not use the confidential information of other party for the Client's benefit.

6. Intellectual property

All copyrights and other intellectual property, systems, software, technologies and methods and working papers of products developed, designed or created by the Service Provider shall be the Intellectual Property of the Service Provider. Any work used for this Agreement before commencement of the Services shall be considered as the Intellectual Property of the Service Provider.

The document and files (including our working papers and electronic copies) produced according to the requirements of the Engagement Letter belong to us. We will destroy archives aged more than 7. In addition, we reserve the right to retain copies of documents and data provided to us by your company, your affiliates or agents. You agree that we can destroy any documents kept by us relating to your company or subsidiaries.

7. Limitation of Liability

Service Provider's entire liability should be limited to the lower amounts stated as below.

In the event of the Service Provider's breach of the terms of the Agreement, or breach of liability, negligence, or any other matter arising out of or in connection with this Agreement, its liability or the claims arising from or related to this Agreement shall be limited to the total service fee for this Agreement charged by it to the Client. The Client agree that it will indemnify and exempt the Service Provider from any liability beyond the above limits.

8. Proportionality

The Service Provider may liable to the Client due to violation of the terms of the Agreement, or breach of liability, negligence, or any other matter arising from or related to this Agreement. However, the liability is limited to the proportion of losses or damages (including interest and expenses), which is agreed by the parties involved, or by the court with jurisdiction to stipulate the proportion of responsibilities that the Service Provider and other parties should bear the losses and damages of the Client. This provision does not apply to any liability for death or personal injury, nor does it apply to fraud occurred by the Service Provider (or we act as an agent), nor does it apply to liability that cannot be excluded or restricted by law.

9. Time limit for claims

If the Service Provider breach the terms of this Agreement, causes negligence or any other matters related to this Service that cause acts or omissions, causing damage, the Client may file a claim with it within 3 months.

10. Third party's rights

Without the prior written consent of the Service Provider, the Client may not disclose the reports, letters, information and suggestions provided by it to any third party. The third parties mentioned herein are those who have not obtained the afore- mentioned reports, letters, materials and suggestions.

11. Protection of personal data and privacy

The Service Provider confirm that it will appropriate measures to prevent unauthorized handling of personal data and to prevent loss or damage to personal data. The Service Provider comply with the Personal Data (Privacy) Ordinance. The Client confirm that it will not have any act or omission to cause us to violate the Personal Data (Privacy) Ordinance.

12. Service Provider's employees

The Client undertakes that ,during this agreement, it will not recruit or induce (or help others to recruit or seduce) the Service Provider professional staffs who have served the Client within 12 months of the agreement and do not hire such people or have them serve in the Client's Company in any way.

13. Force majeure

If either party fails or delays to perform the services due to the event of force majeure, neither of us shall be liable for any failure to perform or delay performance under this Agreement.
Without affecting the provisions of the clause, if any of the events related to force majeure occur, the parties hereof shall first use their best endeavors to rectify any failure, loss or breakdown of the agreed work as soon as possible, and until such time as the same is rectified, the parties shall each comply with such fallback procedures as they may agree from time to time.

14. Termination

As long as no Consultant is performing Services pursuant to the Statement, the Agreement shall be terminated immediately by either party with one month written notice with an option to rectify the breach of the defaulting party if either party commits any breach of any fundamental term of this Agreement.

Any termination under above clauses shall discharge the parties from any liabilities for further performance of this agreement and shall entitle the Service Provider to be paid immediately for the work done till the date of termination.

Any termination of this agreement in whole or in part will not affect any accrued rights or liabilities of either party nor will it affect the coming into force or the continuance in force of any provision hereof which is expressly or by implication intended to come into or continue in force on or after

such termination.

This Agreement will commence on the Effective Date and, unless terminated earlier in accordance with the terms of this Agreement,

15. Invalid clause

If certain terms are deemed to be invalid, the remaining terms will continue to have full effect and effect.

16. Third party liability damages

The Client agrees to protect the Service Provider from claims submitted by third parties related to this service or arising out of or in connection with this service. This claim gives the Service Provider full responsibility, compensation, expenses and any costs (collectively referred to as "loss"), but if the damage is caused by the Service Provider's wrongdoing, the clause does not apply.

17. Transfer

The Service Provider may at any time assign, transfer, novate or otherwise dispose of all or any of its benefits, rights, obligations and liabilities under this agreement to any company and the Service Provider shall be released from all obligations liabilities under this agreement so assigned, transferred or novated upon such assignees, transferee, the Client or other party to the novation agreeing in writing to assume such obligations and liabilities.

The Service Provider reserve a right to assign more than one company to provide the work agreed under this agreement at any time during the term of this agreement

The Client must not, without the prior written consent of the Service Provider enter into any agreement with any person for the performance of any part of this Agreement

The Client must not, without this prior written consent of the Service Provider assign or otherwise transfer this agreement or any of its right and obligations under this agreement whether in whole or in part.

18. Waiver and amendments

Any waiver, amendments or alterations on this Engagement Letter shall be of no effect unless agreed in writing and executed by both the Parties.

19. Confidentiality

The Client agrees that no communication or advice (written or oral) rendered by the Service Provider pursuant to this Engagement Letter may be disclosed to any third party or to the public without the prior written consent of the Service Provider, unless disclosure is required by applicable laws and regulations or upon request by regulatory authorizes, in which case the Client shall notify the Service Provider prior to making any such disclosure to the extent practicable, the Service Provider also agrees not to disclose such advice to any third party or to the public, other than its affiliates and the directors and employees of any of them without the prior written consent of the Client unless

disclosure is required for execution of this Engagement or by the applicable laws and regulations or upon request by regulatory authorities.

20. Governing laws and arbitration

The Engagement Letter shall be construed in all respects in accordance with and governed by the laws of the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong"). The Client hereby agrees that any disputes, litigations, breaches and disagreements arising out of or in connection with this Engagement Letter shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force and as may be amended by the rest of this clause. The appointing authority shall be Hong Kong International Arbitration Centre. The place of arbitration shall be in Hong Kong at Hong Kong International Arbitration Centre. The language(s) to be used in the arbitral proceedings shall be English. There shall be three arbitrations.

PRIVATE AND CONFIDENTIAL

01 April 2022 ("Effective Date")

Dear Sirs

Engagement Letter – IoT Business Process Outsourcing Services

1. Introduction

1.1. This engagement letter, together with the enclosures referred to herein, sets out the terms upon which QBS System Limited ("The Service Provider", "we", "us" or "our") are to act in connection with the provision of professional services to [redacted] ("the Client", "you" or "your").

2. Our Responsibilities and Service Scope

2.1. The Client shall note that those matters for which the Service Provider shall not be responsible include (but are not limited to):

a) outsourcing technical consultants (Consultant) for flexible assignments of the Clients,
b) recruiting, training, team building of Consultants, and managing related administrative work,
c) providing advice regarding product development and technology matters within the Service Scope,
d) providing advice on marketing initiatives,

2.2. The Service Scope include:
a) hardware integration,
b) device management,
c) device connectivity,

2.3. Any variations to the scope of the Engagement will be agreed by the Service Provider in writing and, unless a further engagement letter is issued, will be subject to the terms of this engagement letter.

3. Statement of Resource

3.1. As requested from time to time by the Client, the Service Provider provides a Statement of Resource ("Statement") specifying the number of personnel, resource occupied for each personnel and rate. Client should confirm the Statement.

3.2. If not otherwise specified in Statement, Statement shall be effective for no less than one year. The Client should have an option to fund Proof of Concept ("POC").

3.3. If not otherwise specified in Statement, The Client can reduce or cancel the manpower resource commitment on an effective Statement with three month written notice.

4. Our Fees

The fixed price fee for this agreement is **HK$** [redacted]

4.1.Backend Developer & System Analyst Fees:
Developer & Analyst project support start from 01 April 2022 to 31 March 2023.

4.2.Management Service Subscription Fee:

Service Provider will charge the Client Management Service Subscription Fee with **HK$**[redacted]

5. Invoice and Payment:

The Service Provider shall bill the Client on quarterly basis and send an invoice. The Client shall make the payment within 90 days from receipt of the invoice. If the Client does not make the payment on time then the Service Provider reserves rights to put the Service on hold until the payment has been made.

6. Term

The period of validity of the terms of this Agreement shall begin on the Effective Date and duration of this Agreement shall be one year.

This agreement will automatically renew at the end of each term for a further term of one year unless either party gives the other written notice of termination at least 30 days prior to the end of the relevant term.

7. Liability and indemnity

7.1.The Service Provider will perform the Services with reasonable skill and care and acknowledge that it will be liable to the Client for proven losses, damages, cost or expenses ("losses") caused by the Service Provider's negligence.

7.2.Unless and to the extent that they have been finally and judicially determined to have been caused by the fraud, willful default, negligence or breach of contract of the Service Provider, the Client shall indemnify on demand and hold the Service Provider harmless against all third party actions, claims, proceedings and losses whatsoever and howsoever arising from, or in any way connected with, the Engagement.

7.3.Nothing in Section 7 shall exclude or restrict the liability of the Service Provider for fraud or dishonesty or otherwise to the extent that it cannot do so by law.

7.4.The Client agrees that it has fully considered the provisions of this section and all the other provisions of this letter (including the General Terms and Conditions of Business at Schedule 1) and it agrees that it is reasonable in the light of the factors relating to the Engagement.

8. Terms

8.1. A copy of the Service Provider's General Terms and Conditions of Business is attached at Schedule 1. These General Terms and Conditions, together with the other Appendices referred to herein, form part of this engagement letter (together with the "Engagement Terms"). Should any of the General Terms and Conditions conflict with any of the other Engagement Terms set out or referred to herein, the letter will prevail.

8.2. It is expressly agreed and understood that the Engagement Terms apply to all Services, whether such services are performed before or after the signing of this letter. The Engagement Terms will remain in place and fully effective until varied or replaced by a written agreement between both the parties.

8.3. The Service Provider should be grateful if the Client could confirm its agreement to the Engagement Terms by signing and returning to the Service Provider the attached copy of this letter. In any event, Client's continuing instructions will amount to an acceptance of the Engagement Terms.

Yours faithfully

THE SERVICE PROVIDER

/s/ Gary Wong

Signature of director

Name (Print): Gary Wong

I hereby confirm that the Service Provider is authorized to carry out the Engagement in accordance with the Engagement Terms referred to herein. In particular, the limits of the liability of the Service Provider are understood, noted and agreed.

Executed by CLIENT

/s/ Clarence Chan

Signature of director

Name (Print): Clarence Chan

Schedule 1

1. Overview

Please read the following terms and conditions ("Terms and Conditions") together with the Engagement Letter ("Engagement Letter"). The Engagement Letter and the Terms and Conditions are hereinafter referred to as the agreement (the "Agreement"). The terms and conditions apply to the services provided by the Service Provider (hereinafter referred to as "the Service") as stipulated in this Agreement and constitute the terms and conditions of the Service Provider to provide the Services to the Client.

2. Service Provider's fees and invoices

The Service Provider strive to provide the most efficient workforce and determine the number of its employees according to the nature for their tasks. The Service Provider collects its service fee during the task. Any fees agreed by the Client is based on the assumption that the data required to perform the Service is available within the specified time schedule and that the administrative staff and personnel of the Client are in place during the term of this Agreement. In the event of delays beyond Service Provider's control or other unforeseen problems, the fee may increase.

3. Service Provider's responsibility to the Client

The nature and content of any advice/work provided by the Service Provider is restricted to the scope of Service Provider's Services. The quality of the work is limited to the quantity and accuracy of the data provided to the Service Provider.

The specific advice/work provided by the Service Provider is for Client's use only, not for other purposes, and for different purposes. If the Client use the data for other purposes or other circumstances, the Service Provider is not responsible for this.

Unless the Client has stipulated communication method, the Service Provider may communicate via the Internet or other electronic media or provide data in electronic form. Due to the inherent risks of transmitting data electronically over the Internet, the Service Provider cannot guarantee the security and integrity of any e-mails or data that it sends or that the Client accept in connection with this Service. Although this is Service Provider's policy, it use anti-virus software to check its e-mail and other electronic data, but Service Provider can't guarantee that transmission or other electronic data will be virus free.

The Client agree that if the Service Provider work with it, the Service Provider may need to connect to with our system through the Client's internal network.

4. Your responsibility to Service Provider

In order to enable the Service Provider to complete its committed Services, the Client agree to provide complete, accurate and timely information to the Service Provider and the Client and its employees assume this responsibility.

5. Conflict of interest

The Service Provider provide a wide range of services to large number of customers. The Client may think that this may cause conflicts of interest. Although Service Provider have established procedures to identify such issue, but it may not identify all existing or possible conflict because it is difficult for it to judge whether the conflict of interest has arose. The Client, therefore, should have an obligation to inform the Service Provider the conflicts that have been identified and when the conflict may affect the Service.

In case of conflict of interest, the Service Provider believe that it can protect the client's interests by implementing appropriate procedures.

The Service Provider will not use the Client's confidential information for the benefit of third parties.

The Service Provider will not use the confidential information of other party for the Client's benefit.

6. Intellectual property

All copyrights and other intellectual property, systems, software, technologies and methods and working papers of products developed, designed or created by the Service Provider shall be the Intellectual Property of the Service Provider. Any work used for this Agreement before commencement of the Services shall be considered as the Intellectual Property of the Service Provider.

The document and files (including our working papers and electronic copies) produced according to the requirements of the Engagement Letter belong to us. We will destroy archives aged more than 7. In addition, we reserve the right to retain copies of documents and data provided to us by your company, your affiliates or agents. You agree that we can destroy any documents kept by us relating to your company or subsidiaries.

7. Limitation of Liability

Service Provider's entire liability should be limited to the lower amounts stated as below.

In the event of the Service Provider's breach of the terms of the Agreement, or breach of liability, negligence, or any other matter arising out of or in connection with this Agreement, its liability or the claims arising from or related to this Agreement shall be limited to the total service fee for this Agreement charged by it to the Client. The Client agree that it will indemnify and exempt the Service Provider from any liability beyond the above limits.

8. Proportionality

The Service Provider may liable to the Client due to violation of the terms of the Agreement, or breach of liability, negligence, or any other matter arising from or related to this Agreement. However, the liability is limited to the proportion of losses or damages (including interest and expenses), which is agreed by the parties involved, or by the court with jurisdiction to stipulate the proportion of responsibilities that the Service Provider and other parties should bear the losses and damages of the Client. This provision does not apply to any liability for death or personal injury, nor does it apply to fraud occurred by the Service Provider (or we act as an agent), nor does it apply to liability that cannot be excluded or restricted by law.

9. Time limit for claims

If the Service Provider breach the terms of this Agreement, causes negligence or any other matters related to this Service that cause acts or omissions, causing damage, the Client may file a claim with it within 3 months.

10. Third party's rights

Without the prior written consent of the Service Provider, the Client may not disclose the reports, letters, information and suggestions provided by it to any third party. The third parties mentioned herein are those who have not obtained the afore- mentioned reports, letters, materials and suggestions.

11. Protection of personal data and privacy

The Service Provider confirm that it will appropriate measures to prevent unauthorized handling of personal data and to prevent loss or damage to personal data. The Service Provider comply with the Personal Data (Privacy) Ordinance. The Client confirm that it will not have any act or omission to cause us to violate the Personal Data (Privacy) Ordinance.

12. Service Provider's employees

The Client undertakes that ,during this agreement, it will not recruit or induce (or help others to recruit or seduce) the Service Provider professional staffs who have served the Client within 12 months of the agreement and do not hire such people or have them serve in the Client's Company in any way.

13. Force majeure

If either party fails or delays to perform the services due to the event of force majeure, neither of us shall be liable for any failure to perform or delay performance under this Agreement.
Without affecting the provisions of the clause, if any of the events related to force majeure occur, the parties hereof shall first use their best endeavors to rectify any failure, loss or breakdown of the agreed work as soon as possible, and until such time as the same is rectified, the parties shall each comply with such fallback procedures as they may agree from time to time.

14. Termination

As long as no Consultant is performing Services pursuant to the Statement, the Agreement shall be terminated immediately by either party with one month written notice with an option to rectify the breach of the defaulting party if either party commits any breach of any fundamental term of this Agreement.

Any termination under above clauses shall discharge the parties from any liabilities for further performance of this agreement and shall entitle the Service Provider to be paid immediately for the work done till the date of termination.

Any termination of this agreement in whole or in part will not affect any accrued rights or liabilities of either party nor will it affect the coming into force or the continuance in force of any provision hereof which is expressly or by implication intended to come into or continue in force on or after

such termination.

This Agreement will commence on the Effective Date and, unless terminated earlier in accordance with the terms of this Agreement,

15. Invalid clause

If certain terms are deemed to be invalid, the remaining terms will continue to have full effect and effect.

16. Third party liability damages

The Client agrees to protect the Service Provider from claims submitted by third parties related to this service or arising out of or in connection with this service. This claim gives the Service Provider full responsibility, compensation, expenses and any costs (collectively referred to as "loss"), but if the damage is caused by the Service Provider's wrongdoing, the clause does not apply.

17. Transfer

The Service Provider may at any time assign, transfer, novate or otherwise dispose of all or any of its benefits, rights, obligations and liabilities under this agreement to any company and the Service Provider shall be released from all obligations liabilities under this agreement so assigned, transferred or novated upon such assignees, transferee, the Client or other party to the novation agreeing in writing to assume such obligations and liabilities.

The Service Provider reserve a right to assign more than one company to provide the work agreed under this agreement at any time during the term of this agreement

The Client must not, without the prior written consent of the Service Provider enter into any agreement with any person for the performance of any part of this Agreement

The Client must not, without this prior written consent of the Service Provider assign or otherwise transfer this agreement or any of its right and obligations under this agreement whether in whole or in part.

18. Waiver and amendments

Any waiver, amendments or alterations on this Engagement Letter shall be of no effect unless agreed in writing and executed by both the Parties.

19. Confidentiality

The Client agrees that no communication or advice (written or oral) rendered by the Service Provider pursuant to this Engagement Letter may be disclosed to any third party or to the public without the prior written consent of the Service Provider, unless disclosure is required by applicable laws and regulations or upon request by regulatory authorizes, in which case the Client shall notify the Service Provider prior to making any such disclosure to the extent practicable, the Service Provider also agrees not to disclose such advice to any third party or to the public, other than its affiliates and the directors and employees of any of them without the prior written consent of the Client unless

disclosure is required for execution of this Engagement or by the applicable laws and regulations or upon request by regulatory authorities.

20. Governing laws and arbitration

The Engagement Letter shall be construed in all respects in accordance with and governed by the laws of the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong"). The Client hereby agrees that any disputes, litigations, breaches and disagreements arising out of or in connection with this Engagement Letter shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force and as may be amended by the rest of this clause. The appointing authority shall be Hong Kong International Arbitration Centre. The place of arbitration shall be in Hong Kong at Hong Kong International Arbitration Centre. The language(s) to be used in the arbitral proceedings shall be English. There shall be three arbitrations.